Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of IONA Technologies PLC (“IONA”) on Form 10-K for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Peter M. Zotto, Chief Executive Officer of IONA, and Christopher M. Mirabile, Chief Financial Officer of IONA, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of IONA.
Date: March 14, 2008

By:	/s/ Peter M. Zotto
Peter M. Zotto
Chief Executive Officer

By:	/s/ Christopher M. Mirabile
Christopher M. Mirabile
Chief Financial Officer